UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 8, 2012

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

Blue Dolphin Energy Company (“Blue Dolphin”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2012.  At the Annual Meeting, stockholders considered and voted upon two proposals.  The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for non-routine matters, are set forth below.

Proposal (1)
Elect five directors to serve on Blue Dolphin’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal;

	Votes
	For	Against	Withheld	Broker Non-Votes

Ivar Siem	9,109,953	3,456	4,325	434,223
Laurence N. Benz	9,110,452	2,957	4,325	434,223
John N. Goodpasture	9,113,266	143	4,325	434,223
A. Haag Sherman	9,113,394	15	4,325	434,223
Herbert N. Whitney	9,113,396	13	4,325	434,223

Proposal (2)	Ratify the selection of UHY LLP as Blue Dolphin’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

Votes
For	Against	Abstain

9,110,845	6,532	357

All director nominees were elected to the Board of Directors and Proposal (2) passed.

Item 7.01   Regulation FD Disclosure.

Following the adjournment of the Annual Meeting, Ivar Siem, Blue Dolphin’s Chairman of the Board, and Jonathan Carroll, Blue Dolphin’s Chief Executive Officer and President, made a presentation to those in attendance at the Annual Meeting.  On June 8, 2012, Blue Dolphin issued a press release that disclosed the results of the stockholder votes at the Annual Meeting and indicated that the slides from the presentation made by Messrs. Siem and Carroll were available on Blue Dolphin’s website. The slides from the presentation by Messrs. Siem and Carroll are incorporated herein by reference.

The information under Item 7.01 in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by Blue Dolphin under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination by Blue Dolphin that the information under Item 7.01 in this Current Report on Form 8-K is complete or that investors should consider this information before making an investment decision with respect to Blue Dolphin’s Common Stock.

Item 9.01    Financial Statements and Exhibits.

                            (d) Exhibits

                            99.1   Blue Dolphin Energy Company Press Release Issued June 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           June 8, 2012

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit                    Description of Exhibit

99.1                         Blue Dolphin Energy Company Press Release Issued June 8, 2012.